                                                                   EXHIBIT 10.16


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT. IN ADDITION, THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE LIMITATIONS ON TRANSFER SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AUGUST 11, 1997, AMONG THE CORPORATION, THE PURCHASER, AND THE STOCKHOLDERS IDENTIFIED THEREIN. A COPY OF THE STOCKHOLDERS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST TO THE CORPORATION.


                            W-H ENERGY SERVICES, INC.



                                                             Warrant to Purchase
                                                                18,906.25 Shares
                                                                 of Common Stock

                                                                 October 1, 1998

                          Common Stock Purchase Warrant

         THIS Common Stock Purchase Warrant (the "Warrant") CERTIFIES that, for value received, W-H INVESTMENT II, G.P., a general partnership ("Assignee"), is entitled to purchase from W-H ENERGY SERVICES, INC., a Texas corporation formerly known as W-H Holdings, Inc. (the "Corporation"), 18,906.25 shares of the Class A Common Stock, $1.00 par value per share (the "Common Stock"), of the Corporation, representing 4.822% of the Common Stock outstanding on a Fully Diluted Basis at the price (the "Exercise Price") of $73.00 per share, subject to adjustment, in each case, as provided herein, at any time or from time to time during the period commencing on the date hereof and ending at 5:00 P.M. on the tenth anniversary of the date hereof (the "Expiration Date").

         This Warrant has been issued pursuant to an Assignment, dated as of October 1, 1998, (the "Assignment") between the Assignee and W-H INVESTMENT, L.P., a Delaware limited partnership ("Assignor"), under which Assignor assigned to Assignee certain rights under a warrant issued to Assignor pursuant to (i) the Agreement and Plan of Recapitalization (the "Recapitalization Agreement") dated August 11, 1997, between the Corporation, the Assignor and the stockholders identified therein, (ii) the Subscription Agreement (the "Subscription Agreement") dated August 11, 1997, between the Corporation and the Assignor, and (iii) the Stockholders Agreement ("Stockholders Agreement") dated August 11, 1997, between the Corporation, the Assignor and the stockholders identified therein, and is subject to the terms and conditions, and entitled to the benefits, thereof, including provisions providing certain information and other rights. Copies of the Assignment, the Recapitalization Agreement, the

Subscription Agreement and the Stockholders Agreement are available for inspection at the principal office of the Corporation and will be furnished without charge to the Holder upon written request to the Corporation. Capitalized terms used but not defined herein shall have the meaning given to them in the Recapitalization Agreement.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Assignment Form" shall mean the assignment form attached as Annex 2 hereto.

         "Common Stock" shall mean the Class A Common Stock, $1.00 par value, of the Corporation having the terms, conditions, rights and limitations described in Exhibit A hereto.

         "Closing Date" shall mean October 1, 1998.

         "Corporation" shall have the meaning given to such term in the Preamble.

         "Delivery Date" shall have the meaning given to such term in Section
3.2.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Form" shall mean the exchange form attached as Annex 3 hereto.

         "Excluded Securities" shall mean:

         (i) shares of capital stock issued pursuant to a stock dividend or a stock split or other subdivision of shares;

         (ii) Common Stock issued upon exercise of the Warrant;

         (iii) securities issued by the Corporation in a Qualified Public Offering;

         (iv) securities issued pursuant to the direct or indirect bona fide acquisition by the Corporation of any Person that is not an Affiliate, whether by merger, purchase of stock, purchase of assets or otherwise; and

         (v) Common Stock issued under the New Management Option Plan.

         "Executive Officer" shall mean, with respect to the Corporation, its President, Chief Financial Officer or Treasurer or Vice President.

         "Exercise Form" shall mean the exercise form attached as Annex 1 hereto.

         "Exercise Price" shall mean $73.00 per share of Common Stock, subject to adjustment from time to time in the manner provided in Section 3.4.

         "Expiration Date" shall mean August 11, 2007.

         "Financial Officer" shall mean the Chief Financial Officer, Treasurer or Assistant Treasurer of the Corporation.

         "Fully Diluted Basis" means, as applied to the calculation of the number of shares of Common Stock outstanding at any time, after giving effect to
(a) all shares of Common Stock outstanding at the time of determination, (b) all shares of Common Stock issuable upon the exercise of any option, warrant (including the Warrants and the options issuable or issued under the New Management Option Plan) or similar right to purchase Common Stock outstanding at the time of determination and then exercisable at a per share price equal to or less than the price per share of Common Stock being determined and (c) all shares of Common Stock issuable upon the conversion or exchange of any security convertible into or exchangeable for shares of Common Stock outstanding at the time of determination and then so convertible or exchangeable at a conversion or exchange price equal to or less than the price per share of Common Stock being determined. Such calculation will not be made in accordance with the "treasury method."

         "Holder" shall have the meaning given to such term in Section 2.1.

         "NASDAQ" shall mean the NASDAQ National Market or the NASDAQ Smallcap Market.

         "Publicly Traded" shall mean, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on NASDAQ or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

         "Qualified Public Offering" shall have the meaning ascribed thereto in the Corporations' Stockholders Agreement as in effect at the date hereof.

         "Requisite Holders" shall mean Holders holding Warrants or Warrant Shares representing at least 51 % of all Warrant Shares issued or issuable upon exercise of the Warrant outstanding on the date of determination.

         "Warrant" shall have the meaning given to such term in the preamble.

         "Warrant Register" shall have the meaning given to such term in Section 2.1.

         "Warrant Shares" shall mean (a) the shares of Common Stock issued or issuable upon exercise of a Warrant in accordance with Section 3.1 or upon exchange of a Warrant in accordance with Section 2.2 and (b) any securities of the Corporation distributed with respect to the securities referred to in the preceding clause (a). As used in this Agreement, the phrase "Warrant Shares then held" by any Holder or Holders shall mean Warrant Shares held at the time of determination by such Holder or Holders, and shall include Warrant Shares issuable upon exercise of Warrants held at the time of determination by such Holder or Holders.

         Section 1.2 Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, to the singular include the plural, and to the part include the whole. The term "including" is not limiting and the term "or" has the inclusive meaning represented by the term "and/or." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to "Articles", "Sections," "Subsections," "Exhibits," and "Schedules" are to Articles, Sections, Subsections, Exhibits and Schedules, respectively, of this Agreement, unless otherwise specifically provided. Terms defined herein may be used in the singular or the plural. Any capitalized terms used herein which are not specifically defined herein have the meaning given to them in the Recapitalization Agreement.

                                   ARTICLE II

                  FORM; EXCHANGE FOR WARRANTS; TRANSFER; TAXES

         Section 2.1 Warrant Register. Each Warrant issued, exchanged or transferred pursuant to the Recapitalization Agreement shall be registered in a warrant register (the "Warrant Register"). The Warrant Register shall set forth the number of each Warrant, the name and address of the holder (a "Holder") thereof, and the original number of Warrant Shares purchasable upon the exercise thereof. The Warrant Register will be maintained by the Corporation and will be available for inspection by any Holder at the principal office of the Corporation or such other location as the Corporation may designate to the Holders in the manner set forth in this Agreement. The Corporation shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. The Corporation shall not be liable for complying with a request by a fiduciary or nominee of a fiduciary to register a transfer of any Warrant which is registered in the name of such fiduciary or nominee, unless made with the actual knowledge that such fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that the Corporation's participation therein amounts to bad faith.

         Section 2.2 Exchange of Warrants for Warrants. (a) The Holder may exchange this Warrant for another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to the Warrant being so exchanged. In order to effect an exchange permitted by this Section 2.2, the Holder shall deliver to the Corporation such Warrant accompanied by an Exchange Form in the form attached hereto as Annex 3 signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and the names in which such Warrants are to be issued. Within ten (10) Business Days of receipt of such a request, the Corporation shall issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange.

         (b) Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Corporation (if the Holder is a creditworthy financial institution or other creditworthy institutional investor its own agreement being satisfactory) or, in the case of any such mutilation, upon surrender of such Warrant, the Corporation shall (at its expense) execute and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by and dated the date of such lost, stolen, destroyed or mutilated

Warrant. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by any Person.

         (c) The Corporation shall pay all taxes (other than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to an exchange of a Warrant pursuant to this Section 2.2; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

         Section 2.3 Transfer of Warrant. (a) Subject to Section 2.3(c) hereof and the Subscription Agreement and Stockholders Agreement, each Warrant may be transferred by the Holder thereof by delivering to the Corporation such Warrant accompanied by a properly completed Assignment Form in the form of Annex 2. Within ten (10) Business Days of receipt of such Assignment Form the Corporation shall issue, register and deliver to the Holder, subject to Section 2.3(c) hereof, a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares which could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Corporation. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Corporation in its discretion.

         (b) Each Warrant issued in accordance with this Section 2.3 shall bear the restrictive legend set forth on the face of this Warrant, unless the Holder or transferee thereof supplies to the Corporation an opinion of counsel, reasonably satisfactory to the Corporation, that the restrictions described in such legend are no longer applicable to such Warrant.

         (c) The transfer of Warrants and Warrant Shares shall be permitted, so long as such transfer is pursuant to a transaction that complies with, or is exempt from, the provisions of the Securities Act, and the Corporation may require an opinion of counsel (which may be internal counsel to a Holder) in form and substance reasonably satisfactory to it to such effect prior to effecting any transfer of Warrants or Warrant Shares.

                                  ARTICLE III

                EXERCISE OF WARRANT; EXCHANGE FOR WARRANT SHARES

         Section 3.1 Exercise of Warrants. On any Business Day prior to the Expiration Date, a Holder may exercise a Warrant, in whole or in part, by delivering to the Corporation such Warrant accompanied by a properly completed Exercise Form in the form of Annex 1 and a check in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price by (b) the number of Warrant Shares being purchased; provided, however, in the event the Holder exercises this Warrant in connection with or immediately prior to a sale by the Holder of Warrant Shares, in lieu of paying the applicable Exercise Price therefor, the Holder may elect to receive that number of Warrant Shares which is equal to the number of shares for which this Warrant is being exercised less the number of shares having a fair market value (determined by reference to the price per share at which the Holder is selling the Warrant Shares) equal to such applicable Exercise Price. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

         Section 3.2 Issuance of Common Stock. (a) Within ten (10) Business Days following the delivery date (the "Delivery Date") of (i) an Exercise Form or Exchange Form in accordance with Section 3.1 or 3.2, (ii) a Warrant and (iii) any required payments of the Exercise Price, the Corporation shall issue and deliver to the Holder a certificate or certificates, registered in the name or names set forth on such notice, representing the Warrant Shares being purchased or to be received upon such exchange.

         (b) If a Holder shall exercise or exchange a Warrant for less than all of the Warrant Shares which could be purchased or received thereunder, the Corporation shall issue to the Holder, within ten (10) Business Days of the Delivery Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares. Each Warrant surrendered pursuant to Section 3.1 shall be canceled.

         (c) The Corporation shall pay all taxes (other than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to the initial issuance of Warrant Shares upon the exercise or exchange of a Warrant; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any Warrant or any certificate for Warrant Shares in a name other than that of the Holder of the Warrant being exercised or exchanged.

         (d) The person in whose name any certificate for shares of Common Stock is issued upon exercise or exchange of a Warrant shall for all purposes be deemed to have become the holder of record of such shares on the Delivery Date, irrespective of the date of delivery of such certificate, except that, if the Delivery Date is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         (e) If any shares of Common Stock required to be reserved for purposes of the exercise or exchange of a Warrant require registration or approval under any applicable law, the Corporation will in good faith and as expeditiously as possible cause such shares to be registered or seek such approval, as applicable. The Corporation may suspend the exercise of any Warrant so affected for the period during which such registration or approval is required but not in effect.

         Section 3.3 Adjustment of Exercise Price and Number of Warrant Shares. The number and kind of Warrant Shares purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in accordance with this Section 3.3.

         Section 3.3.1 Subdivisions or Combinations of Common Stock. If, at any time after the Closing Date, (a) the number of shares of Common Stock outstanding is increased by a dividend or other distribution payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock or (b) the number of shares of Common Stock outstanding is decreased by a combination or reverse stock split of shares of Common Stock, then, in each case, effective as of the effective date of such event retroactive to the record date, if any, of such event, (i) the Exercise Price shall be adjusted to a price determined by multiplying (A) the Exercise Price in effect immediately prior to such event by (B) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such event, and (ii) the number of Warrant Shares subject to purchase upon the exercise of any Warrant shall be adjusted effective at such time, to a number equal to the product of (A) the number of Warrant Shares subject to purchase upon the exercise of such Warrant immediately prior to such event by (B) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis after giving effect to such event and the denominator of which shall be the number of shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to such event.

         Section 3.3.2 Capital Reorganization or Capital Reclassifications. If, at any time after the Closing Date, there shall be any capital reorganization or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), then in each case the Corporation shall cause effective provision to be made so that each Warrant shall, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable or exchangeable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of shares of Common Stock deliverable upon exercise or exchange of such Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Agreement with respect to such Warrant.

         Section 3.3.3 Consolidations and Mergers. If, at any time after the Closing Date, the Corporation shall consolidate with, merge with or into, or sell all or substantially all of its assets or property to, another corporation, then the Corporation shall cause effective provision to be made so that each Warrant shall, effective as of the effective date of such event retroactive to the record date, if any, of such event, be exercisable or exchangeable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of shares of Common Stock deliverable upon exercise or exchange of such Warrant would have been entitled upon such event.

         Section 3.3.4 Notice; Calculations; Etc. Whenever the Exercise Price and the number of Warrant Shares shall be adjusted as provided in this Section 3.3, the Corporation shall provide to each Holder a statement, signed by an Executive Officer, describing in detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of Warrant Shares applicable to each Warrant after giving effect to such adjustment. All calculations under this Section 3.3 shall be made to the nearest one hundredth of a cent ($.0001) or to the nearest one-tenth of a share, as the case may be.

         Section 3.3.5 Excluded Transactions. Notwithstanding any other provision of this Warrant, no adjustment shall be made pursuant to this Section
3.3 in respect of the issuance of Excluded Securities.

                                   ARTICLE IV

                              CERTAIN OTHER RIGHTS

         Section 4.1 Payments in Respect of Dividends and Distributions. If, at any time prior to the earlier of (i) the Expiration Date and (ii) the consummation of a Qualified Public Offering, the Corporation pays any dividend or makes any distribution (whether in cash, property or securities of the Corporation) on its capital stock which does not result in an adjustment under
Section 3, then the Corporation shall simultaneously pay to the Holder of each Warrant, the dividend or distribution which would have been paid to such Holder on the Warrant Shares receivable upon the exercise in full of such Warrant had such Warrant been fully exercised immediately prior to the record date for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividend or distribution are to be determined.

         Section 4.2 Fiduciary Duties of the Corporation. The Corporation and its directors shall owe the holders of the Warrants the same fiduciary duties that the Corporation and its directors would owe to the Warrant Shares underlying the Warrants.

                                   ARTICLE V

                                 MISCELLANEOUS

         Section 5.1 Notices. All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Agreement shall be in writing (i) delivered personally, (ii) sent by nationally-recognized overnight courier, (iii) sent by first class, registered or certified mail, return receipt requested or (iv) sent by facsimile, in each case to such party at its address as follows:

         (a)   if to the Corporation, to:

               W-H Energy Services, Inc.
               10370 Richmond Avenue
               Suite 990
               Houston, TX 77042
               Telephone: (713) 974-9071
               Telecopier: (713) 974-7029

               with a copy to:

               The Jordan Company
               767 Fifth Avenue, 48th Floor
               New York, NY 10153
               Attention: Jonathan F. Boucher
               Telephone: (212) 572-0800
               Telecopier: (212) 755-5263
               if to the Purchaser, to:

               W-H Investment, L.P.
               c/o The Jordan Company
               767 Fifth Avenue, 48th Floor
               New York, NY 10153
               Attention: Jonathan F. Boucher
               Telephone: (212) 572-0800
               Telecopier: (212) 755-5263

               with a copy to:

               James B. Carlson, Esq.
               Mayer, Brown & Platt
               1675 Broadway
               New York, New York 10019
               Telephone: (212) 506-2515
               Telecopier: (212) 262-1910

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, (ii) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

         Section 5.2 No Voting Rights; Limitations of Liability. No Warrant shall entitle the holder thereof to any voting rights or, except as otherwise provided herein, other rights of a stockholder of the Corporation, as such. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Corporation.

         Section 5.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Corporation and the Holders of a majority of Warrant Shares.

         Section 5.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5 Specific Performance. Each Holder shall have the right to specific performance by the Corporation of the provisions of this Agreement, in addition to any other remedies it may have at law or in equity. The Corporation hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Corporation for specific performance of this Agreement by the Holders of the Warrants or Warrant Shares.

         Section 5.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Corporation, each Holder and their respective successors and assigns.

         Section 5.7 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Corporation and each Holder shall have been received.

         Section 5.8 Governing Law; Entire Agreement. THIS AGREEMENT AND THE WARRANTS, SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement and the Warrants, constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         Section 5.9 Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Corporation and each Holder of a Warrant or a Warrant Share any legal or equitable right, remedy or claim hereunder.

         Section 5.10 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

         Section 5.11 Expenses. The Corporation will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating hereto, including, but not limited to, (i) the cost of reproducing this Agreement and the Warrants, (ii) the fees and disbursements of counsel to the Holder in preparing this Agreement, (iii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect hereof or any other document referred to herein, (iv) fees and expenses (including, without limitation, reasonable attorneys' fees) incurred in respect of the enforcement by Holders of the rights granted to Holders under this Agreement, and (v) the expenses relating to the consideration, negotiation, preparation or execution of any amendments, waivers or consents requested by the Corporation pursuant to the provisions hereof, whether or not any such amendments, waivers or consents are executed.

         Section 5.12 Attorneys' Fees. In any action or proceeding brought by a party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding (including, but not limited to, attorneys' fees).

         Section 5.13 Filings. The Corporation shall, at its own expense, promptly execute and deliver, or cause to be executed and delivered, to any holder of Warrants all applications, certificates, instruments and all other documents and papers that such holder of Warrants may reasonably request in connection with the obtaining of any consent, approval, qualification, or authorization of any federal, provincial, state or local government (or any agency or commission thereof) necessary or appropriate in connection with, or for the effective exercise of, any Warrants then held by such holder.

         Section 5.14 Other Transactions. Nothing contained herein shall preclude the Holder from engaging in any transaction, in addition to those contemplated by this Agreement with the Corporation or any of its Affiliates in which the Corporation or such Affiliate is not restricted hereby from engaging with any other Person.

         Section 5.15 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDERS OR THE CORPORATION SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; THE CORPORATION HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE CORPORATION FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE CORPORATION HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE CORPORATION HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE CORPORATION HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         Section 5.16 Waiver of Jury Trial. THE HOLDERS AND THE CORPORATION HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT,

COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDERS OR THE CORPORATION. THE CORPORATION ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDERS ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their authorized officers, all as of the date and year first above written.

                                                 W-H ENERGY SERVICES, INC.

                                                 By: /s/ Kenneth T. White, Jr.
                                                     --------------------------
                                                 Name:
                                                 Title:

ATTEST:

By:
   --------------------------------------
Name:
Title:

                                                                         ANNEX 1

                            ELECTION TO EXERCISE FORM

                 (To Be Executed By The Holders of This Warrant

                       In Order to Exercise This Warrant)

         The undersigned hereby irrevocably elects to exercise the right to purchase shares of Class A Common Stock of W-H Energy Services, Inc. covered by this Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full.



                                      ------------------------------------------
                                      Signature


                                      ------------------------------------------

                                      ------------------------------------------
                                      Address

Dated:
      -----------------------------




                                Annex 1 - Page 1

                                                                         ANNEX 2

                                 ASSIGNMENT FORM

                  (To Be Executed By The Holder of This Warrant

                  In Order to Assign This Warrant Certificate)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ this Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ________________, attorney, to transfer the said Warrant on the books of the Corporation.


                                      ------------------------------------------
                                      Signature


                                      ------------------------------------------

                                      ------------------------------------------
                                      Address

Dated:
      -----------------------------







                               Annex 2 - Page - 1

                                                                         ANNEX 3

                                  EXCHANGE FORM

                  (To Be Executed By The Holder of This Warrant

                  In Order to Assign This Warrant Certificate)

         The undersigned hereby irrevocably elects to exchange this Warrant to purchase _______ shares of Class A Common Stock of W-H Energy Services, Inc. covered by this Warrant for ________ Warrants to purchase the denominations of shares of Class A Common Stock set forth below to the persons named and hereby sells, assigns and transfers unto such persons that portion of this Warrant represented by such new Warrants and all rights evidenced thereby and does irrevocably constitute and appoint attorney, to exchange and transfer this Warrant as aforesaid on the books of the Corporation.

Number of Warrant Shares                        Assignee


---------------------------------               --------------------------------

---------------------------------               --------------------------------



                                                --------------------------------
                                                Signature


                                                --------------------------------

                                                --------------------------------
                                                Address

FOR USE BY THE CORPORATION ONLY:

This Warrant No. _____ canceled (or transferred or exchanged) this _____ day of ________, _____ shares of Class A Common Stock issued therefor in the name of
__________, Warrant No. _____ for _______ shares of Class A Common Stock in the name of __________________.



Dated:
      ----------------------------






                                Annex 3 - Page 1